SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS New York Tax-Free Income Fund
Effective on or about July 1, 2021, the fund will adopt the Bloomberg Barclays New York Exempt Municipal Bond Index (“Index”) as a comparative secondary benchmark. The Advisor believes that the Index reasonably represents the fund's investment objective and strategies.
The Bloomberg Barclays New York Exempt Municipal Bond Index includes investment-grade, tax-exempt and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.
Please Retain This Supplement for Future Reference
May 25, 2021
PROSTKR21-28